UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): OCTOBER 31, 2005
                                                      --------------------------

                               ENZO BIOCHEM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

                  001-09974                               13-2866202
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          (Commission File Number)             (IRS Employer Identification No.)

        60 EXECUTIVE BOULEVARD
         FARMINGDALE, NEW YORK                                11735
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  (Address of Principal Executive Offices)                 (Zip Code)

                                 (631) 755-5500
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 31, 2005, the Board of Directors of Enzo Biochem, Inc. (the "Company") voted to (a) create the position of Lead Independent Director of the Board of Directors, (b) elect Melvin F. Lazar to serve as Lead Independent Director, effective immediately, (c) adopt a Lead Independent Director Charter and (d) adopt amendments to the Company's amended and restated bylaws (the "Bylaws"), effective immediately, among other things, to add provisions relating to the position of Lead Independent Director.

         Upon the recommendation of the Compensation Committee of the Board of Directors, the Board of Directors also adopted changes to the existing non-employee director fee schedule described in the Company's proxy statement on
Schedule 14A, as amended, filed with the Securities and Exchange Commission on January 19, 2005, effective for any Board of Directors or Board committee meetings held on or after October 31, 2005.

         As an annual fee, the Lead Independent Director will receive $50,000 per year and all other non-employee directors will receive $20,000 per year. For each meeting of the Board of Directors attended in person or by telephone, the Lead Independent Director and all other non-employee directors will receive a fee of $2,000. Additionally, each non-employee director who serves on a committee of the Board of Directors will receive a fee of $1,000 for each meeting of the committee attended in person or by telephone. In addition to the $1,000 per committee meeting fee, the Chairman of the Audit Committee shall receive an additional fee of $1,000 for each meeting of the Audit Committee attended in person or by telephone, the Lead Independent Director shall receive an additional fee of $500 for each meeting of any Board committee attended in person or by telephone, and the Chairman of the Compensation Committee and the Chairman of the Nominating/Governance Committee shall each receive an additional fee of $500 for each meeting of the committee attended in person or by telephone. The Lead Independent Director will receive 10,000 restricted stock units immediately following the date of the next annual meeting of the Company's shareholders, provided such person is a director of the Company at such time. All other non-employee directors will receive 5,000 restricted stock units immediately following the date of the next annual meeting of the Company's shareholders, provided such person is a director of the Company at such time. Each of the restricted stock units referred to above shall be subject to a two-year vesting period; provided that at the time any non-employee director ceases to be a director of the Company, such non-employee director's restricted stock units shall become fully vested at such time. Such restricted stock unit grants will be made in lieu of the automatic annual stock option grants the non-employee directors would have received at such time under the terms of the Company's 2005 Equity Compensation Incentive Plan. The Company will reimburse directors for their travel and related expenses in connection with attending meetings of the Board of Directors and Board-related activities.

         The revised non-employee director compensation summary schedule is included as Exhibit 10.1 to this Current Report on Form 8-K ("Current Report") and is incorporated by reference in its entirety into this Item 1.01.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         Effective October 31, 2005, the Board of Directors of the Company adopted the following amendments to the Bylaws:

         A new Section 16 of Article II has been added to the Bylaws which provides that the Board of Directors may from time to time elect a director to serve as Lead Independent Director, which shall be an "independent director" in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder and the applicable rules of the New York Stock Exchange. The amendment provides that the Lead Independent Director, if one be elected, shall, if present, preside at each meeting of the Board of Directors in the case of the absence or inability to act of the Chairman of the Board of the Company, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Company's Chairman of the Board, and shall coordinate the activities of the independent directors of the Company and have such other authority and powers as the Board of Directors may from time to time prescribe.

         The duties of the Lead Independent Director, as set forth in the Lead Independent Director Charter adopted by the Board of Directors on October 31, 2005, among other things, are to (a) develop the agendas for and serve as chairman of the executive sessions of the independent directors of the Company;
(b) serve as principal liaison between the independent directors of the Company and the Chairman of the Board and between the independent directors and senior management; (c) provide the Chairman of the Board with input as to the preparation of the agendas for Board meetings; (d) advise the Chairman of the Board as to the quality, quantity and timeliness of the information submitted by the Company's management that is necessary or appropriate for the independent directors to effectively and responsibly perform their duties; (e) ensure that independent directors have adequate opportunities to meet and discuss issues in executive sessions without management present; (f) if the Chairman of the Board is unable to attend a Board of Directors meeting, act as chairman of such Board of Directors meeting; and (g) perform such other duties as the Board of Directors shall from time to time delegate. On October 31, 2005, the Board of Directors elected Melvin F. Lazar to serve as the Lead Independent Director, effective immediately.

         Section 9 of Article II of the Bylaws has also been amended to provide that if the Chairman of the Board is not present at any meeting of the Board of Directors, the meeting shall be led by the Lead Independent Director. The amended provision also provides that (a) in the absence of the Chairman of the Board and the Lead Independent Director, the Vice Chairman of the Board shall act as chairman of the meeting, (b) in the absence of the Chairman of the Board, the Lead Independent Director and the Vice Chairman of the Board, the President shall act as chairman of the meeting and (c), in the absence of all of the foregoing individuals, another director chosen by a majority of the directors present shall act as chairman of the meeting. The previous provision did not provide for the Lead Independent Director and the Vice Chairman of the Board, and allowed for the President or, in his absence, another director chosen by a majority of the directors present to preside if the Chairman of the Board was not present.

         Section 6 of Article II has also been amended to provide that special meetings of the Board of Directors may be called by two or more directors of the Company or by the Chairman of the Board, the Lead Independent Director, the Vice Chairman of the Board or the President. The previous provision provided that special meetings of the Board of Directors may be called by two or more directors of the Company or by the Chairman of the Board or the President.

         Section 5.a. of Article IV has been amended to delete the provision that the Chairman of the Board "shall be an ex officio member of all committees" of the Board of Directors.

         Section 5.b. of Article IV has been amended to provide that the Vice Chairman of the Board, if one be elected, shall, if present, preside at each meeting of the shareholders in the case of the absence or inability to act of the Chairman of the Board, and shall, if present, preside at each meeting of the Board of Directors in the case of the absence or inability to act of the Chairman of the Board and the Lead Independent Director, and shall have such other authority and powers and perform all such duties as from time to time may be assigned to him by the Board of Directors or the Chairman of the Board. The previous Section 5.b. of Article IV did not provide for the Lead Independent Director and provided that the Vice Chairman of the Board, if one be elected, shall in the case of the absence or inability to act of the Chairman of the Board, perform the duties of the Chairman of the Board.

         Section 6 of Article IV has been amended to provide that the President shall be the chief operating officer of the Corporation and shall have general and active supervision and direction over the business and affairs of the Corporation and over its several officers, subject, however, to the direction of the Chairman of the Board and the control of the Board of Directors. The provision further provides, among other things, that he shall, if present, preside at each meeting of the shareholders in the case of the absence or inability to act of the Chairman of the Board and the Vice Chairman of the Board and, if present, preside at each meeting of the Board of Directors in the case of the absence or inability to act of the Chairman of the Board, the Lead Independent Director and the Vice Chairman of the Board. The previous Section 6 of Article IV did not provide for the Lead Independent Director and provided, among other things, that at the request of the Chairman of the Board, or in the case of his absence or inability to act (unless there be a Vice Chairman of the Board so designated to act), the President shall perform the duties of the Chairman of the Board.

         Section 6 of Article I has been amended to provide, among other things, that at each meeting of the shareholders of the Company, the Chairman of the Board, or in his absence or inability to act, the Vice Chairman of the Board, or in the absence or inability to act of the Chairman of the Board and the Vice Chairman of the Board, the President, or in the absence or inability to act of the Chairman of the Board, the Vice Chairman of the Board and the President, a Vice President, or in the absence of all of the foregoing, any person chosen by a majority of those shareholders present, shall act as chairman of the meeting. The previous Section 6 of Article I did not provide for the Vice Chairman of the Board.

         Section 1 of Article I has been amended to provide that the annual meeting of shareholders of the Company for the election of directors and for the transaction of such other business as may come before the meeting shall be held during the sixth month following the close of the Company's fiscal year. The previous Section 1 of Article I provided that the annual meeting of shareholders be held on the third Wednesday of the fifth month following the close of the Company's fiscal year.

         The Bylaws, as amended and restated as of October 31, 2005, and the Enzo Biochem, Inc. Lead Independent Director Charter are included as Exhibits
3.1 and 99.2, respectively, to this Current Report, and are incorporated by reference in their entirety into this Item 5.03.

ITEM 8.01.        OTHER EVENTS.

         On November 4, 2005, the Company announced that the Board of Directors voted to (a) create the position of Lead Independent Director of the Board of Directors, (b) elect Melvin F. Lazar to serve as Lead Independent Director, (c) adopt a Lead Independent Director Charter and (d) adopt amendments to the Bylaws, effective immediately, among other things, to add provisions relating to the position of Lead Independent Director. The steps were taken as part of the Company's corporate governance initiatives to further enhance board independence. The Lead Independent Director, among other things, coordinates the activities of the independent directors, serves as a liaison between the Chairman of the Board, senior management of the Company and the independent directors, and presides at the executive sessions of the independent directors of the Company.

         The press release issued by the Company announcing the foregoing is included as Exhibit 99.1 to this Current Report and is incorporated by reference in its entirety into this Item 8.01.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Item 8.01 of this Current Report shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.
                 ----------------------------------

(c) EXHIBITS.
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EXHIBIT NO.      DESCRIPTION
-----------      -----------

3.1 Enzo Biochem, Inc. Bylaws, as amended and restated as of October 31, 2005.

10.1             Enzo   Biochem,   Inc.   Summary   of   Non-Employee   Director
                 Compensation.

99.1             Press Release of Enzo Biochem, Inc., dated November 4, 2005.

99.2             Lead Independent Director Charter.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ENZO BIOCHEM, INC.


Date:  November 3, 2005               By: /s/ BARRY WEINER
                                          -------------------------------------
                                          Barry Weiner
                                          President and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.      DESCRIPTION
-----------      -----------

3.1 Enzo Biochem, Inc. Bylaws, as amended and restated as of October 31, 2005.

10.1             Enzo   Biochem,   Inc.   Summary   of   Non-Employee   Director
                 Compensation.

99.1             Press Release of Enzo Biochem, Inc., dated November 4, 2005.

99.2             Lead Independent Director Charter.